Exhibit 99.1
Doximity Announces Fourth Quarter and Fiscal Year 2022 Financial Results
Q4 total revenues of $93.7 million, up 40% year-over-year
Q4 net income margin of 39% and adjusted EBITDA margin of 42%
Fiscal Year 2022 total revenues of $343.5 million, up 66% year-over-year
Fiscal year 2022 net income margin of 45% and adjusted EBITDA margin of 44%

SAN FRANCISCO, Calif., May 17, 2022 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results for the fiscal 2022 fourth quarter and fiscal year ended March 31, 2022.
“We’re proud to now serve over 2 million US healthcare professionals, including over 80% of US physicians and over 50% of Physician Assistants and Nurse Practitioners,” said Jeff Tangney, co-founder & CEO at Doximity. “This quarter, we added scheduling to our product suite with the acquisition of Amion, and saw record use of our fax, e-signature, and telehealth tools.”
Fiscal 2022 Fourth Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended March 31, 2021.
•Revenue: Revenue of $93.7 million, versus $66.7 million, an increase of 40% year-over-year.
•Net income and non-GAAP net income: Net income of $36.7 million, versus $21.5 million, representing a 39% margin. Non-GAAP net income of $44.9 million, versus $24.0 million, representing a 48% margin.
•Adjusted EBITDA: Adjusted EBITDA of $39.4 million, versus $26.7 million, an increase of 47% year-over-year, representing adjusted EBITDA margins of 42%, versus 40%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.17, versus $0.07, while non-GAAP diluted net income per share was $0.21, versus $0.09.
•Operating cash flow and free cash flow: Operating cash flow of $47.0 million, versus $37.6 million, and free cash flow of $44.9 million, versus $36.6 million.
Fiscal Year 2022 Financial Highlights
All comparisons, unless otherwise noted, are to the fiscal year ended March 31, 2021.
•Revenue: Revenue of $343.5 million, versus $206.9 million, an increase of 66% year-over-year.
•Net income and non-GAAP net income: Net income of $154.8 million, versus $50.2 million, representing a 45% margin. Non-GAAP net income of $180.6 million, versus $57.2 million, representing a 53% margin.
•Adjusted EBITDA: Adjusted EBITDA of $150.3 million, versus $64.8 million, an increase of 132% year-over-year, representing adjusted EBITDA margins of 44%, versus 31%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.70, versus $0.23, while non-GAAP diluted net income per share was $0.82, versus $0.26.
•Operating cash flow and free cash flow: Operating cash flow of $126.6 million, versus $83.0 million, and free cash flow of $120.9 million, versus $78.4 million.
Financial Outlook
Doximity is providing guidance for its fiscal first quarter ending June 30, 2022 as follows:
•Revenue between $88.6 million and $89.6 million.
•Adjusted EBITDA between $28.6 million and $29.6 million.
Doximity is updating guidance for its fiscal year ending March 31, 2023 as follows:

•Revenue between $454.0 million and $458.0 million.
•Adjusted EBITDA between $192.0 million and $196.0 million.
Stock Repurchase Program
The board of directors of Doximity authorized a new stock repurchase program to acquire up to $70 million of the Company’s Class A common stock, commencing in the first quarter of fiscal 2023. The repurchases are expected to be executed from time to time over the next 12 months, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans.

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for medical professionals. The company’s network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers, and conduct virtual patient visits. Doximity’s mission is to help doctors be more productive so they can provide better care for their patients. For more information, please visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of the COVID-19 pandemic (including the impact to our industry or on our customers’ industries, impact on general economic conditions, and government responses, restrictions, and actions related to the pandemic); (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the prospectus for our offering of shares of Class A common stock shares that was filed with the SEC on June 25, 2021, and in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2021, as such risk factors may be updated from time to time in our periodic filings with the SEC. Additional information will be provided in our Annual Report on Form 10-K for the annual period ended March 31, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
pr@doximity.com

DOXIMITY, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	As of March 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$112,809	$66,393
Marketable securities	685,304	76,141
Accounts receivable, net	81,073	50,319
Prepaid expenses and other current assets	19,439	10,692
Deferred contract costs, current	5,512	5,856
Total current assets	904,137	209,401
Property and equipment, net	8,488	7,598
Deferred income tax assets	48,558	2,112
Operating lease right-of-use assets	1,087	1,339
Intangible assets, net	7,909	9,596
Goodwill	18,915	18,915
Other assets	2,263	2,758
Total assets	$991,357	$251,719
Liabilities, Redeemable Convertible Preferred Stock, and Stockholders’ Equity
Current liabilities:
Accounts payable	$463	$1,515
Accrued expenses and other current liabilities	25,270	16,285
Deferred revenue, current	84,907	83,272
Operating lease liabilities, current	642	970
Total current liabilities	111,282	102,042
Deferred revenue, non-current	78	220
Operating lease liabilities, non-current	447	284
Other liabilities, non-current	956	972
Total liabilities	112,763	103,518

Redeemable Convertible Preferred Stock
Redeemable convertible preferred stock	—	81,458
Stockholders' Equity
Preferred stock	—	—
Common stock	192	83
Additional paid-in capital	702,589	30,357
Accumulated other comprehensive loss	(15,294)	(21)
Retained earnings	191,107	36,324
Total stockholders' equity	878,594	66,743
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity	$991,357	$251,719

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2022	2021	2022	2021
Revenue	$93,653	$66,687	$343,548	$206,897
Cost of revenue(1)	11,765	7,993	39,787	31,196
Gross profit	81,888	58,694	303,761	175,701
Operating expenses(1):
Research and development	17,424	12,558	62,350	43,873
Sales and marketing	25,899	17,586	92,129	62,033
General and administrative	10,644	5,703	35,746	16,492
Total operating expenses	53,967	35,847	190,225	122,398
Income from operations	27,921	22,847	113,536	53,303
Other income (expense), net	(16)	38	469	4,466
Income before income taxes	27,905	22,885	114,005	57,769
Provision for (benefit from) income taxes	(8,821)	1,402	(40,778)	7,559
Net income	$36,726	$21,483	$154,783	$50,210
Undistributed earnings attributable to participating securities	—	(13,846)	(21,526)	(28,654)
Net income attributable to Class A and Class B common stockholders, basic and diluted	$36,726	$7,637	$133,257	$21,556
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.19	$0.10	$0.82	$0.29
Diluted	$0.17	$0.07	$0.70	$0.23
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	191,579	79,672	163,484	74,342
Diluted	215,862	103,644	191,017	95,134

(1) Costs and expenses include share-based compensation expenses as follows:

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2022	2021	2022	2021
Cost of revenue	$2,006	$232	$4,979	$600
Research and development	2,201	796	7,065	1,975
Sales and marketing	2,533	694	8,108	1,998
General and administrative	3,069	1,148	11,290	2,679
Total stock-based compensation expense	$9,809	$2,870	$31,442	$7,252

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2022	2021	2022	2021
Cash flows from operating activities
Net income	$36,726	$21,483	$154,783	$50,210
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,368	991	5,040	3,702
Deferred income taxes	(9,275)	914	(41,247)	4,987
Stock-based compensation, net of amounts capitalized	9,809	2,870	31,442	7,252
Non-cash lease expense	302	421	1,159	2,433
Amortization of premium on marketable securities, net	1,469	139	4,332	197
Loss on sale of marketable securities	708	—	1,231	—
Amortization of deferred contract costs	2,389	2,186	9,755	6,883
Gain on sale of business	—	—	—	(4,698)
Other	288	631	410	403
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(11,439)	(5,965)	(31,017)	(20,452)
Prepaid expenses and other assets	(2,086)	(2,003)	(9,089)	(1,833)
Deferred contract costs	(2,937)	(3,414)	(9,609)	(9,384)
Accounts payable, accrued expenses and other liabilities	571	644	8,664	7,285
Deferred revenue	19,367	19,198	1,828	38,571
Operating lease liabilities	(296)	(544)	(1,107)	(2,583)
Net cash provided by operating activities	46,964	37,551	126,575	82,973
Cash flows from investing activities
Purchases of property and equipment	(1,060)	(147)	(1,912)	(245)
Internal-use software development costs	(1,049)	(766)	(3,785)	(4,365)
Purchases of marketable securities	(45,278)	(44,481)	(1,317,193)	(78,880)
Maturities of marketable securities	6,302	2,537	47,919	40,537
Sales of marketable securities	16,864	—	633,802	—
Cash paid for acquisition, net of cash acquired	—	—	—	(31,682)
Proceeds from sale of business	—	—	—	4,230
Other	595	(12)	595	(12)
Net cash used in investing activities	(23,626)	(42,869)	(640,574)	(70,417)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering after deducting underwriting discounts and commissions	—	—	553,905	—
Proceeds from issuance of common stock upon exercise of stock options	3,378	4,475	12,612	8,897
Proceeds from issuance of common stock in connection with the employee stock purchase plan	1,395	—	1,395	—
Taxes paid related to net share settlement of equity awards	(381)	—	(817)	—
Repurchase of common stock	—	(1,652)	(2,698)	(2,022)
Payments for deferred offering costs	—	(1,087)	(3,982)	(1,468)
Net cash provided by financing activities	4,392	1,736	560,415	5,407
Net increase (decrease) in cash and cash equivalents	27,730	(3,582)	46,416	17,963
Cash and cash equivalents, beginning of period	85,079	69,975	66,393	48,430
Cash and cash equivalents, end of period	$112,809	$66,393	$112,809	$66,393

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, and expenses associated with acquisitions from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, and other income, net. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and capitalized internal-use software development cost.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: We calculate net revenue retention rate by taking the trailing 12-month, or TTM, subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn.
•Customers with trailing 12-month subscription revenue greater than $100,000 and $1 million: We calculate the number of customers with TTM product revenue greater than $100,000 and $1 million by counting the number of customers that contributed more than $100,000 and $1 million in subscription revenue in the TTM period. The number of customers with TTM subscription-based revenue of at least $100,000 and $1 million is a key indicator of the scale of our business. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2022	2021	2022	2021
	(unaudited)
	(in thousands)
Net income	$36,726	$21,483	$154,783	$50,210
Adjusted to exclude the following:
Acquisition and other related expenses	254	26	254	496
Stock-based compensation	9,809	2,870	31,442	7,252
Depreciation and amortization	1,368	991	5,040	3,702
Provision for (benefit from) income taxes	(8,821)	1,402	(40,778)	7,559
Other income (expense), net	16	(38)	(469)	(4,466)
Adjusted EBITDA	$39,352	$26,734	$150,272	$64,753

Revenue	$93,653	$66,687	$343,548	$206,897
Net income margin	39%	32%	45%	24%
Adjusted EBITDA margin	42%	40%	44%	31%

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2022	2021	2022	2021
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$46,964	$37,551	$126,575	$82,973
Purchases of property and equipment	(1,060)	(147)	(1,912)	(245)
Internal-use software development costs	(1,049)	(766)	(3,785)	(4,365)
Free cash flow	$44,855	$36,638	$120,878	$78,363
Other cash flow components:
Net cash used in investing activities	$(23,626)	$(42,869)	$(640,574)	$(70,417)
Net cash provided by financing activities	$4,392	$1,736	$560,415	$5,407

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2022	2021	2022	2021
	(unaudited)
	(in thousands, except percentages)
GAAP cost of revenue	$11,765	$7,993	$39,787	$31,196
Adjusted to exclude the following:
Stock-based compensation	(2,006)	(232)	(4,979)	(600)
Non-GAAP cost of revenue	$9,759	$7,761	$34,808	$30,596

GAAP gross profit	$81,888	$58,694	$303,761	$175,701
Adjusted to exclude the following:
Stock-based compensation	2,006	232	4,979	600
Non-GAAP gross profit	$83,894	$58,926	$308,740	$176,301

GAAP gross margin	87%	88%	88%	85%
Non-GAAP gross margin	90%	88%	90%	85%

GAAP research and development expense	$17,424	$12,558	$62,350	$43,873
Adjusted to exclude the following:
Stock-based compensation	(2,201)	(796)	(7,065)	(1,975)
Non-GAAP research and development expense	$15,223	$11,762	$55,285	$41,898

GAAP sales and marketing expense	$25,899	$17,586	$92,129	$62,033
Adjusted to exclude the following:
Stock-based compensation	(2,533)	(694)	(8,108)	(1,998)
Amortization of acquired intangibles	(252)	(264)	(1,046)	(1,081)
Non-GAAP sales and marketing expense	$23,114	$16,628	$82,975	$58,954

GAAP general and administrative expense	$10,644	$5,703	$35,746	$16,492
Adjusted to exclude the following:
Acquisition and other related expenses	(254)	(26)	(254)	(496)
Stock-based compensation	(3,069)	(1,148)	(11,290)	(2,679)
Non-GAAP general and administrative expense	$7,321	$4,529	$24,202	$13,317

GAAP operating expense	$53,967	$35,847	$190,225	$122,398
Adjusted to exclude the following:
Acquisition and other related expenses	(254)	(26)	(254)	(496)
Stock-based compensation	(7,803)	(2,638)	(26,463)	(6,652)
Amortization of acquired intangibles	(252)	(264)	(1,046)	(1,081)
Non-GAAP operating expense	$45,658	$32,919	$162,462	$114,169

GAAP operating income	$27,921	$22,847	$113,536	$53,303
Adjusted to exclude the following:
Acquisition and other related expenses	254	26	254	496
Stock-based compensation	9,809	2,870	31,442	7,252
Amortization of acquired intangibles	252	264	1,046	1,081
Non-GAAP operating income	$38,236	$26,007	$146,278	$62,132

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2022	2021	2022	2021
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP net income	$36,726	$21,483	$154,783	$50,210
Adjusted to exclude the following:
Acquisition and other related expenses	254	26	254	496
Stock-based compensation	9,809	2,870	31,442	7,252
Amortization of acquired intangibles	252	264	1,046	1,081
Income tax effect of non-GAAP adjustments (1)	(2,166)	(664)	(6,876)	(1,854)
Non-GAAP net income	$44,875	$23,979	$180,649	$57,185
Non-GAAP net income margin	48%	36%	53%	28%

GAAP undistributed earnings attributable to participating securities	$—	$(13,846)	$(21,526)	$(28,654)
Impact on undistributed earnings attributable to participating securities due to non-GAAP adjustments	—	(1,221)	(2,616)	(3,533)
Non-GAAP undistributed earnings attributable to participating securities	$—	$(15,067)	$(24,142)	$(32,187)

Non-GAAP net income	$44,875	$23,979	$180,649	$57,185
Non-GAAP undistributed earnings attributable to participating securities	—	(15,067)	(24,142)	(32,187)
Non-GAAP net income attributable to Class A and Class B stockholders, basic and diluted	$44,875	$8,912	$156,507	$24,998

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	191,579	79,672	163,484	74,342
Diluted	215,862	103,644	191,017	95,134

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.23	$0.11	$0.96	$0.34
Diluted	$0.21	$0.09	$0.82	$0.26
(1) For the three months and fiscal years ended March 31, 2022 and 2021, management used an estimated annual effective non-GAAP tax rate of 21.0%.